INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (ALBERTA) SEE REVERSE FOR CERTAIN DEFINITIONS transferable on the books of the Corporation only upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation. IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers. C0000000230 | M **SPECIMEN88157K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157 K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100000000TES CO*CORPORATION*******zero****SPECIMEN88157K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100000000TESCO*CORPORATION* ******zero****SPECIMEN88157K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100000000TESCO*CORPORATION*******zero****S PECIMEN88157K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10 100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100000000TESCO* CORPORATION*******zero****SPECIMEN88157K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100000000TESCO*CORPORATION**** ***zero****SPECIMEN88157K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100000000TESCO*CORPORATION*******zero****SPEC IMEN88157K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100 000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100000000TESCO*COR PORATION*******zero****SPECIMEN88157K10100000000TESCO*CORPORATION*******zero****SPECIMEN88157K10100000000TESCO*CORPORATION******* SPECIMEN **088157K10100000000TESCO*CORPORATION*******zero****088157K10100000000TESCO*CORPORATION*******zero****088157K10100000000TESCO*COR PORATION*******zero****088157K10100000000TESCO*CORPORATION*******zero****088157K10100000000TESCO*CORPORATION*******zero****088157 K10100000000TESCO*CORPORATION*******zero****088157K10100000000TESCO*CORPORATION*******zero****088157K10100000000TESCO*CORPORATION *******zero****088157K10100000000TESCO*CORPORATION*******zero****088157K10100000000TESCO*CORPORATION*******zero****088157K1010000 0000TESCO*CORPORATION*******zero****088157K10100000000TESCO*CORPORATION*******zero****088157K10100000000TESCO*CORPORATION*******z ero****088157K10100000000TESCO*CORPORATION*******zero****088157K10100000000TESCO*CORPORATION*******zero****088157K10100000000TESC O*CORPORATION*******zero****088157K10100000000TESCO*CORPORATION*******zero****088157K10100000000TESCO*CORPORATION*******zero****0 88157K10100000000TESCO*CORPORATION*******zero****088157K10100000000TESCO*CORPORATION*******zero****088157K10100000000TESCO*CORPOR ATION*******zero****088157K10100000000TESCO*CORPORATION*******zero****088157K10100000000TESCO*CORPORATION*******zero****088157K10 100000000TESCO*CORPORATION*******zero****088157K10100000000TESCO*CORPORATION*******zero****088157K10100000000TESCO*CORPORATION*** * * * 0 * * * Aug 05, 2016 00000000 Number Shares FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF IS THE REGISTERED HOLDER OF THIS CERTIFIES THAT Dated: The shares represented by this certificate are transferable at the offices of Computershare Trust Company of Canada in Calgary, AB and Toronto, ON and Computershare Trust Company, N.A. in Canton, MA, Jersey City, NJ and College Station, TX. TESCO CORPORATION COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A. (CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX) TRANSFER AGENT AND REGISTRAR COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY OF CANADA (CALGARY) (TORONTO) TRANSFER AGENT AND REGISTRAROR By _____________________________ Authorized Officer By ____________________________ Authorized Officer President and Chief Executive Officer Sr. Vice President and Chief Financial Officer * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * CUSIP 88157K101 ISIN CA88157K1012 TESCO CORPORATION CSAE_WIP_TEOQ_C05.mtl.pulls/000001/000001/ i

The class of shares represented by this certificate has certain rights, privileges, restrictions or conditions attached to it and the Corporation will furnish to a shareholder, on demand and without charge, a full copy of the text of (i) the rights, privileges, restrictions and conditions attached to each class of shares authorized to be issued by the Corporation and to each series of shares of the Corporation in so far as they have been fixed by the directors, and (ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series of shares of the Corporation.